Exhibit 10-c

深 圳 市

Shenzhen

劳

动

合

同

Labor Contract

（使用全日制用工）

(Full-time employment)

深圳市劳动和社会保障局编制

Established by Shenzhen Labor & Social Security Bureau

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甲方（用人单位） Party A (employer)	乙方（员工） Party B (Employee)

名称：深圳市网合科技股份有限公司 Name：Shenzhen Wonhe Technology Co., Ltd.	姓名：童南方 Name: Nanfang Tong

住所：深圳市宝安区新安街道甲岸路及海秀
路交汇处熙龙湾花园（N23区）商业办公楼 2505-2511之2505

Address: Room 2505 of 2505-2511, Commercial Office Building, Xi Longwan Garden (N23 District) on the intercharge of Jia’an Road of Xin’an Street and Haixiu Road, Bao’an District, Shenzhen

性别：男 Gender：Male

法定代表人 Legal Representative

（主要负责人） (Person chiefly in charge)	号码 429004197211033130 Number 429004197211033130

联系人 Contact person	住址 Address

联系电话 Contract number	联系电话 Contract number

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根据《中华人民共和国劳动法》（以下简称《劳动法》）、《中华人民共和国劳动合同法》（以下简称《劳动合同法》）等有关法律法规的规定，甲乙双方遵循合法、公平、平等自愿、协商一致、诚实信用的原则，签订本合同，共同遵守本合同所列条款。

In accordance with the provisions of Labor Law of the People’s Republic of China (hereinafter referred to as Labor Law), Labor Contract Law of the People’s Republic of China (hereinafter referred to as Labor Contract Law) and other relevant laws and regulations, on the principle of legitimacy, fairness, equality, consensus and good faith, Party A and Party B enter into this contract to abide the terms of this contract.

一、合同期限

I. Term of Contract

（一）甲乙双方同意按以下第 1 种方式确定本合同期限。

Party A and Party B agree to ensure the term of contract as the first method below.

1、 有固定期限：从 2016 年 11 月1日起至 2019 年 10 月_31 日止。

       With fixed period: From November 1, 2016 to October 31, 2019.

2、无固定期限：从   /   年    /    月   /    日起。

      Without fixed period: Since __/_Year_/__Month__/_Date.

3、以完成一定工作任务为期限：从    /     年    /    月    /    日起至          /         工作任务完成时止。完成工作任务的标志是                 /             。

     Period is confirmed by completing prescribed work: From    /     Year     /    Month     /  Date to to complete the work. The signal of completing prescribed work is        /                 .

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（二）试用期为 无 （试用期包括在合同期限内，如无试用期，则填写“无”）。

The probation period is none (probation period is included in the contract period, if there is no probation period, then fill with “no”).

二、工作内容和工作地点

II. Content and Place of Working

乙方的工作内容（岗位或工种） 总经理。

The work content of Party B (post or profession) is: General Manager.

乙方工作地点 深圳 。

Working place of the Party B is Shenzhen.

三、工作时间和休息休假

III. Working Hours, Rest and Vacation

（一）甲乙双方同意按以下第 1 种方式确定乙方的工作时间。

Party A and Party B agree to confirm Party B’s working hours as first method below.

标准工作制，即每日工作 8 小时（不超过8小时），每周工作 40 小时（不超过40小时），每周至少休息一日。

Standard working hours system, e. g. working hours for each day is 8 hours (no more than 8 hours); 40 hours a week (no more than 40 hours). In one week, there should be off-work for at least one day.

2、不定时工作制，即经劳动保障行政部门审批，乙方所在岗位实行不定时工作制。

Flexible working hour system, namely the post where Party B belongs to executes flexible working hour system through the approval of the Labor Security Administration Department.

3、综合计算工时工作制，即经劳动保障行政部门审批，乙方所在岗位实行综合计算工时工作制。

Comprehensive Calculation Working Time System, namely the post where Party B belongs to executes comprehensive Calculation Working Time System through the approval of the Labor Security Administration Department.

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（二 ）甲方由于生产经营需要延长工作时间的，按照《劳动法》第四十一条执行。

If Party A needs to extend working hours due to the production and operation, execute according to Article 41of Labor law.

（三 ）乙方依法享有法定节假日、婚假、产假、丧假等假期。

Party B is entitled to enjoy the statutory holidays, marriage leave, maternity leave, funeral leave and such holidays legally.

（四 ）乙方的其他休息休假安排 按国家规定享有有薪年假

Other rest and holiday schedule of Party B: having the paid annual leave according to the regulations of the state.

四、劳动报酬

IV. Labor Payment

（一 ）甲方依法制定工资分配制定，并告知乙方。甲方支付给乙方的工资不得低于市政府公布的当年度最低工资。

Pursuant to the law, Party A sets wage distribution plan and notify to Party B. Wages paid to Party B by Party A can’t lower than current year minimum wage released by the municipal government.

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（三）甲方每月 25 日发放工资。甲方至少每月以货币形式向乙方支付一次工资。

Party A shall monthly pay salary on (date) 25. Party A shall at least pay salary to Party B in currency form each month.

（四）乙方加班工资，假期工资及特殊情况下的工资支付按有关法律、法规的归档执行。

Overtime wage, vacation wages and special circumstances salary of Party B shall be paid in accordance with filing relevant laws and regulations.

五、社会保险和福利待遇

V. Social insurance and welfare benefits

（一）甲乙双方按照国家和省、市有关规定，参加社会保险，缴纳社会保险费。

Both sides in accordance with the relevant provisions of the nation, province and city, participate in social insurance, pay society insurance premium.

（二）乙方患病或非因工负伤，甲方应按国家和省、市的有关规定给予乙方享受医疗期和医疗期待遇。

If Party B suffer from an illness or injured with no relation to work, Party A shall in accordance with the relevant provisions of the nation, province and city, provide Party B with medical period and medical treatment.

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（三）乙方患职业病、因工负伤的，甲方按《职业病防治法》《工伤保险条例》等有关法律法规的规定执行。

If Party B suffered from occupational disease, work-related injury, Party A shall in accordance with Law on Prevention and Control of Occupational Disease and Regulations on Worker's Compensation Insurance and related laws and regulations to execute activities.

VI. Labor protection, working conditions and occupational hazard protection

（一）甲方按国家和省、市有关劳动保护规定，提供符合国家安全卫生标准的劳动作业场所和必要的劳动防护用品，切实保护乙方在生产工作中的安全和健康。

Party A provides labor workplaces conforming to the safety and health standards of the state and necessary labor protection articles in accordance with the national and provincial, municipal regulations on labor protection to effectively protect Party B’s safety and health in the production work.

（二）甲方按国家和省、市有关规定，做好女员工和未成年工的特殊劳动保护工作。

Party A should do the special labor protection work well for the women employees and underage workers in accordance with the national and provincial, municipal regulations.

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xx work that Party B does may produce xx occupational hazard. Party A should take xx protection measures and organize Party B to do health examination xx a year.

（四）乙方有权拒绝甲方的违章指挥，强令冒险作业；对甲方危害生命安全和身体健康的行为，乙方有权要求改正或向有关部门举报。

Party B has the right to refuse Party A’s illegal command of compulsorily taking risky work; Party B has the right to request amend or report to related departments for Party A’s action of damaging life safety and body health.

七、规章制度

VII. Rules and Regulations

（一）甲方依法制定的规章制度，应当告知乙方。

Party A shall inform Party B of the rules and regulations formulated according to the law.

（二）乙方应遵守国家和省、市有关法律法规和甲方依法制定的规章制度，按时完成工作任务，提高职业技能，遵守安全操作规程、劳动纪律和职业道德。

Party B shall finish the work tasks on time, improve their vocational skills, observe the rules of safe operation, labor discipline and professional ethics in accordance with the national and provincial, municipal laws and regulations and the rules and regulations formulated by Party A according to the law.

（三）乙方自觉遵守国家和省、市计划生育的有关规定。

Party B shall consciously abide by the national and provincial, municipal relevant provisions on the family planning.

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八、合同变更

Ⅷ.Contract Change

甲乙双方经协商一致，可以变更合同。变更合同应采用书面形式。变更后的合同文本双方各执一份。

Party A and Party B can change the contract through reaching a negotiated consensus. The changed contracts shall take the written form. Each party holds one of the changed contracts.

九、合同解除和终止

IX.Contract rescission and termination

（一）甲乙双方协商一致，可以解除合同。

The contract could be rescinded after being negotiated and agreed by party A and Party B.

（二）乙方提前三十日以书面形式通知甲方，可以解除劳动合同；乙方使用期内提前三日通知甲方，可以解除劳动合同。

Party B could inform Party A 30 days in advance in writing to rescind the labor contract. Within usage period, Party B could inform party A 3 days in advance to rescind the labor contract.

（三）甲方有下列情形之一的，乙方可以通知甲方解除劳动合同：

Party B could inform Party A to rescind the labor contract if party A has one of the following situations:

1、未按照劳动合同约定提供劳动保护或者劳动条件的；

Not provide labor protection or labor conditions according to the stipulations of the contract;

2、未及时足额支付劳动报酬的；

Not pay labor remuneration in full and on time;

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3、未依法为乙方缴纳社会保险费的；

Not pay social insurance for party B according to law;

4、甲方的规章制度违反法律、法规的规定，损害乙方权益的；

Have rules and regulations that violate the provision of laws and statutes, hereby causing damage to party B’s rights and interests;

5、甲方以欺诈、胁迫的手段或者乘人之危，使乙方在违背真实意思的情况下订立或者变更本合同，致使劳动合同无效的的；

Force Party B to conclude or alter this contract against Party B’s true will by means of deception, coercion or exploitation of his unfavorable position, resulting that the labor contract becomes invalid;

6、甲方免除自己法定责任、排除乙方权利，致劳动合同无效的；

The labor contract is invalid because Party A exempts his statutory duties and excludes party B’s rights;

7、甲方违反法律、行政法规强制性规定，致使劳动合同无效的；

The labor contract is invalid because party A breaks the mandatory provisions of laws and administrative laws and regulations;

8、法律、行政法规规定乙方可以解除劳动合同的其他情形。

Other situations in which party B can rescind the labor contract according to the provisions of laws and administrative laws and regulations.

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（四）甲方使用暴力、威胁或者非法限制人身自由的手段强迫乙方劳动的，或者甲方违章指挥、强令冒险作业及乙方人身安全的，乙方可以立即解除劳动合同，不需事先告知甲方。

Party A forces party B to labor by the means of violence, threat or illegal restriction of personal freedom, or if Party A gives commands against regulations and mandatory instructions which force party B to work in risks and endanger party B’s personal safety, party B could rescind the labor contract immediately without informing party A in advance.

（五）乙方有下列情形之一的，甲方可以解除劳动合同：

Party A shall rescind the labor contract if Party B has one of the following circumstances:

1、在试用期间被证明不符合录用条件的；

Proved not to be in conformity with the conditions of employment during the probation period;

2、严重违反甲方的规章制度的；

Violate Party A's rules and regulations seriously;

3、严重失职，营私舞弊，给甲方造成重大损害的；

Cause significant damage to Party A due to its serious dereliction of duties and jobbery;

4、乙方同时与其他用人单位建立劳动关系，对完成本单位的工作任务造成严重影响，或者经甲方提出，拒不改正的；

Make labor relations with other employer at the same time which causes significant influence on completing Party A’s work task, or refuses to correct their errors that Party A has pointed out.

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5、乙方以欺诈、胁迫的手段或者乘人之危，使甲方在违背真实意思的情况下订立或者变更本合同，致使劳动合同无效的；

Force Party A to conclude or alter this contract against Party A’s true will by means of deception, coercion or exploitation of his unfavorable position, resulting that the labor contract becomes invalid;

6、被依法追究刑事责任的。

Subject to criminal liabilities according to law.

（六）有下列情形之一的，甲方提前三十日以书面形式通知乙方或者额外支付乙方一个月工资后，可以解除劳动合同：

In any of the following circumstances, Party A shall rescind the contract either with 30 day’s notice in advance in writing or after paying additional one month's wage to Party B:

1、乙方患病或者非因公负伤，在规定的医疗期满后不能从事原工作，也不能从事由甲方另行安排的工作的；

Party B cannot continue work in his original position nor in other positions arranged by Party A even after regulated recovery period due to illness or non-work injury.

2、乙方不能胜任工作，经过培训或者调整工作岗位，仍不能胜任工作的；

Party B is not qualified for the work and remains so upon training or adjustment to his working post;

3、劳动合同订立时所依据的客观情况发生重大变化，使劳动合同无法履行，经甲乙双方协商，未能就变更劳动合同内容达成协议的。

The objective conditions based on which the contract is signed are gone through significant change so that the contract cannot be carried out, and both Parties could not reach any agreement in terms of modifying the labor contract after negotiation.

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（七）有下列情形之一，甲方需要裁减人员二十人以上或者裁减不足二十人但占甲方职工总数百分之十以上的，甲方应提前三十日向工会或者全体职工说明情况，在听取工会或者职工的意见，并将裁减人员方案向劳动行政部门报告后，可以裁减人员：

Of the following circumstances, Party A needs to cut workforce by 20 persons or more, or cut less than 20 but up 10 percent of the total number of employees, before the cut-down Party A shall notify to the labor union or all employees the case thirty days in advance, after hearing the views of the labor union or the employees and reporting to the labor administrative department the staff reduction program:

1、依照企业破产法规定进行重整的；

Reforming in accordance with the provisions of Enterprise Bankruptcy Law reforming;

2、生产经营发生严重困难的；

Having serious difficulties in production and operation;

3、企业转产、重大技术革新或者经营方式调整，经变更劳动合同后，仍需裁减人员的；

Enterprise switches, major technological innovation or business method revise, after amendment of employment contracts, it still needs to reduce staff;

4、其他因劳动合同订立时所依据的客观经济情况发生重大变化，致使劳动合同无法履行的。

Other significant change on objective economic conditions that the labor contract based, resulting the contract failed to perform.

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（八）有下列情形之一的，劳动合同终止：

Of the following circumstances, the labor contract shall be terminated:

1、劳动合同期满的；

Labor contract expired;

2、乙方开始依法享受基本养老保险待遇的；

Party B began to enjoy the basic old-age insurance benefits;

3、乙方死亡的，或者被人民法院宣告死亡或者宣告失踪的；

Party B died or declared dead or missing by People's Court;

4、甲方被依法宣告破产的；

Party has been declared bankrupt;

5、甲方被吊销营业执照、责令关闭、撤销或者甲方决定提前解散的；

Party A’s business license revoked or ordered to close, cancel or Party A decided to dismiss early;

6、法律、行政法规规定的其他情形。

Other situations that laws or administrative regulations allowed.

十、经济补偿

X      Financial Compensation

（一）符合下列情形之一的，甲方应当向乙方支付经济补偿：

Of the following circumstances, Party A shall pay financial compensation to B:

1、甲方依据本合同第九条（一）项规定向乙方提出解除劳动合同并与乙方协商一致解除劳动合同的；

Party A in accordance with Article 9 Item 1 proposes to terminate and negotiate with Party B together to terminate this Labor Contract.

2、乙方依据本合同第九条第（三）项、第（四）项规定解除劳动合同的；

Party B in accordance with Article 9 Item3, 4 proposes to terminate this Labor Contract.

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3、甲方依照本合同第九条第（六）项规定解除劳动合同的；

Party A in accordance with Article 9 Item 6 terminates this Labor Contract.

4、甲方依照本合同第九条第（七）项规定解除劳动合同的；

Party A in accordance with Article 9 Item 7 terminates this Labor Contract.

5、除甲方维持或者提高劳动合同约定条件续订劳动合同，乙方不同意续订的情形外，依据本合同第九条第（八）项第1目规定终止固定期限劳动合同的；

Except the situation that Party B do not agree to renew the contract for Party A sustain or increase the agreed term to renew the contract, in accordance with Article 9 Item 8 (1) to terminate fixed-term labor contract.

6、依据本合同第九条第（八）项第4目、第5目规定终止劳动合同的；

In accordance with Article 9 Item 8 (4) , (5) to terminate the labor contract.

7、法律、行政法规规定的其他情形。

Other situations stipulated by laws, administrative laws and regulations.

（二）甲乙双方解除或终止本合同的，经济补偿的发放标准应按《劳动合同法》和国家和省市有关规定执行。甲方依法应向乙方支付经济补偿的，应在乙方办结工作交接时支付。

The two parties cancel or terminate this contract, the distribution standard of economic compensation shall carry out in accordance of Labor Contract Law and relevant provisions of the nation, province and city. The economic compensation shall legally paid by Party A to Party B, should be paid when Party B handover its work.

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十一、合同解除和终止手续

XI Termination of the contract and termination procedures

甲乙双方解除和终止本合同的，乙方应按双方约定，办理工作交接等手续。甲方应依法向乙方出具书面证明，并在十五日内为乙方办理档案和社会保险关系转移手续。

Any termination of this contract occurred between two Parties, Party B shall hand over the matters related to his work as agreed upon by both parties. Party A shall issue a written confirmation to Party B pursuant to the laws, and shall handle the formalities for the transfer of files and social insurance relations within fifteen days.

十二、争议处理

XII Treatment of disputes

甲乙双方发生劳动争议的，应先协商解决，协商不成的，可以向本单位工会寻求解决或向本单位劳动调解争议委员会申请调解；也可以直接向劳动争议仲裁委员会申请仲裁。对仲裁裁决无异议的，双方必须履行；对仲裁裁决不服的，可以向人民法院起诉。

Any labor dispute occurred, two parties should first negotiated settlement, if no agreement is reached through consultation, then could go to the enterprise trade union for solutions or to labor dispute mediation committee for mediation; two parties could also directly apply to the labor dispute arbitration committee for arbitration. Without objection to the arbitration award, the two parties must perform; if any party is not satisfied with the arbitration award, he may prosecute to the people's court.

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十三、双方认为需要约定的其他事项：

XIII Other matters that are necessary to be agreed upon by both Parties, including:

1.       严格遵守《公司保密协议》及公司各项规章制度。

Be strictly abide by the Confidentiality Agreement of the Company and rules and regulations of the company

2.       《公司保密协议》和公司各项规章制度具有同等效力

Confidentiality Agreement of the Company and rules and regulations of the company are with the same legal effect.

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十四、其他

XIV. Miscellaneous

（一）	本合同未尽事宜或合同条款与现行法律法规规定有抵触的，按现行法律法规执行。

Any conflict occurred between contracts matters not mentioned herein or contract terms and the existing laws and regulations, the current laws and regulations are preferred.

（二）	本合同至甲乙双方签字盖章之日起生效，涂改或未经书面授权代签无效。

This contract shall come into effect since the date on which two Parties’ signature and seal, if altered or signed without written authorization, the contract shall be invalid.

(此页为签字页，无正文)

(This page is left blank for signature)

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甲方：（盖章）深圳市网合科技股份有限公司 Party A: (seal) Shenzhen Wonhe Technology Co., Ltd.	乙方：（签名）童南方 Party B: (seal) Nanfang Tong

法定代表人：童清 Legal representative: Qing Tong （主要负责人） (Key Personnel)

2016年 10月31日 October 31, 2016	2016年 10月 31日 October 31, 2016

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